Exhibit 99.3



                   Certificate Furnished Under Section 906
                      Of the Sarbanes-Oxley Act of 2002

I, Douglas H. Yaeger, Chairman of the Board, President and Chief Executive Officer of The Laclede Group, Inc., hereby certify that

       (a) To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

       (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended
              June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.


Date: July 22, 2003
      -------------



                           /s/ Douglas H. Yaeger
                           --------------------------------
                           Douglas H. Yaeger
                           Chairman of the Board, President
                           and Chief Executive Officer






A signed original of this written statement required by Section 906 has been provided to The Laclede Group, Inc. and will be retained by The Laclede Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

                   Certificate Furnished Under Section 906
                      Of the Sarbanes-Oxley Act of 2002

I, Barry C. Cooper, Chief Financial Officer of The Laclede Group, Inc., hereby certify that

       (a) To the best of my knowledge, the accompanying report on Form 10-Q for the quarter ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

       (b) To the best of my knowledge, the information contained in the accompanying report on Form 10-Q for the quarter ended
              June 30, 2003 fairly presents, in all material respects, the financial condition and results of operations of The Laclede Group, Inc.


Date: July 22, 2003
      -------------




                                  /s/ Barry C. Cooper
                                  -----------------------
                                  Barry C. Cooper
                                  Chief Financial Officer






A signed original of this written statement required by Section 906 has been provided to The Laclede Group, Inc. and will be retained by The Laclede Group, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.